 NUMBER                                                              SHARES
TR 0777                            TRANSCEND
- -------                          SERVICES, INC.                   -------------
                                                               CUSIP 893929 10 9

                      INCORPORATED UNDER THE LAWS OF THE    SEE REVERSE SIDE FOR
                               STATE OF DELAWARE            CERTAIN DEFINITIONS


THIS IS TO CERTIFY That







is the owner of


            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         $.01 PAR VALUE PER SHARE, OF


- ---------------------------- TRANSEND SERVICES, INC. --------------------------

transferable only on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed.
This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and signatures of its duly authorized officers.

Dated:


                           TRANSCEND SERVICES, INC.
                                   CORPORATE

                                     SEAL

                                   DELAWARE



/s/ David W. Murphy                              /s/ Larry Gerdes
- --------------------------------                 -------------------------------
SECRETARY                                        PRESIDENT


Countersigned and Registered:
    FIRST INTERSTATE Bank of California
                Transfer Agent and Registrar

By
  ---------------------------------------
         Authorized Signature

                           TRANSCEND SERVICES, INC.

The Corporation is authorized to issue Common Stock and Preferred Stock. The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any unissued series of Preferred Stock.

This certificate and the shares represented hereby shall be subject to all of the provisions of the Certificate of Incorporation of this Corporation and of the amendments thereto, by all of which the holder by acceptance hereof is bound. The Corporation will furnish without charge to the holders hereof upon request a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation,and the number of shares constituting each such class and series. Any such request should be made at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common
        TEN ENT -- as tenants by the entireties
        JT TEN  -- as joint tenants with right of survivorship
                   and not as tenants in common


        UNIF GIFT MIN ACT--                   Custodian
                           -------------------          ---------------------
                                 (Cust)                       (Minor)
                            under Uniform Gifts to Minors
                            Act
                               --------------------------
                                       (State)
        UNIF TRF MIN ACT --              Custodian (until age     )
                           --------------                    -----
                               (Cust)
                                         under Uniform Transfers
                           --------------
                               (Minor)
                           to Minors Act
                                        ----------------------
                                               (State)

   Additional abbreviations may also be used though not in the above list.

For Value Received,                       hereby sell, assign and transfer unto
                   -----------------------



PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
- --------------------------------------
|                                     |
- --------------------------------------


- --------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------

                                                                         Shares
- ------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- -------------------------------------------------------------------- Attorney
to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.



Dated:                        Signatures(s):
      ----------------------                ---------------------------------




                              -----------------------------------------------
                              NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement or any change whatever.


Signature(s) Guarantee:
                       --------------------------------------------------------
                       THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.